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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 8, 2000

       Commission File No. 0-24812


                           ORBITTRAVEL.COM CORPORATION

              (Exact name of registrant as specified in its charter)





          Delaware                                        56-178165
       ---------------------------------       --------------------------------
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       incorporation or organization)

              1230 Peachtree Street, Suite 1900, Atlanta, GA 30309
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                    (Address of principal executive offices)

                                       (404) 942-2500

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               Registrant's telephone number, including area code:

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 8, 2000, our Board of Directors approved the engagement of Holtz Rubenstein & Co., LLP, based in New York, as our independent accountant. They will replace Ernst & Young LLP who resigned on June 21, 2000. Through August
8, 2000, we nor anyone on our behalf consulted Holtz Rubenstein & Co., LLP regarding (i) the application of accounting principles to any transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered by Holtz Rubenstein & Co., LLP on our financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a) Exhibits

 The following exhibit is filed herewith:

 None

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                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORBITTRAVEL.COM CORPORATION




By:_/s/ Clifford F. Bagnall

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Title:  Clifford F. Bagnall, Chief Financial Officer
Date:   August 11, 2000